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                                                                   EXHIBIT 10.16
                              KILOVAC CORPORATION

                                FIRST AMENDMENT
                                      TO
                   STOCK SUBSCRIPTION AND PURCHASE AGREEMENT

  This FIRST AMENDMENT TO STOCK SUBSCRIPTION AND PURCHASE AGREEMENT (this "AMENDMENT") dated as of August 26 , 1996 is made and entered into by and among CII TECHNOLOGIES INC., a Delaware corporation ("CIIT"), COMMUNICATIONS INSTRUMENTS, INC., a North Carolina corporation ("BUYER"), KILOVAC
CORPORATION, a California corporation (the "COMPANY"), and the shareholders executing this Amendment (individually, a "SELLING SHAREHOLDER" and collectively, the "SELLING SHAREHOLDERS").

                             W I T N E S S E T H :

  WHEREAS, the parties hereto other than CIIT are parties to the Stock Subscription and Purchase Agreement dated as of September 20, 1995 (the "AGREEMENT"), which provides for redemption by the Company of 80% of its outstanding Class A Common Shares, no par value (the "COMMON STOCK"), and the purchase by Buyer of an equal number of shares of Common Stock; and

  WHEREAS, the Agreement contains certain provisions relating to the shares of Common Stock retained by the Selling Shareholders following the redemption (such shares as defined in the Agreement, the "CONTINUING SHARES"); and

  WHEREAS, CIIT, an affiliate of Buyer, desires to proceed with the sale of a portion of its common stock ("CIIT STOCK") in an initial public offering (the "IPO") registered with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "ACT"); and

  WHEREAS, after reviewing the provisions of the Agreement regarding the proportion of CIIT Stock that the holders of the Continuing Shares will be entitled to receive on completion of an IPO of CIIT Stock, CIIT has determined that the terms of the exchange ratio may need to be adjusted to allow for an IPO at this time; and

  WHEREAS, CIIT, Buyer and the Selling Shareholders have agreed that the Selling Shareholders will agree to certain amendments to the Agreement in consideration of the Selling Shareholders receiving, shares of CIIT Stock with an aggregate initial public offering price of $4,500,000 based on the price at which the CIIT Stock is offered in the IPO; and

  WHEREAS, the Selling Shareholders, as holders of the Continuing Shares, have determined that it is in the best interests of the Selling Shareholders to proceed with an IPO of the CIIT Stock at this time, and in furtherance thereof it is in the best interests of the Selling Shareholders to agree to certain amendments of the Agreement set forth herein; and

  WHEREAS, Buyer and CIIT have determined that it is in their best interests to proceed with an IPO of the CIIT Stock at this time, and in furtherance thereof it is in each of their best interests to agree to certain amendments of the Agreement set forth herein;

  NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants, agreements, terms and conditions contained herein, the parties hereto do hereby agree as follows:

  1. Effectiveness of Amendment. The modifications to the Agreement set forth herein shall be effective upon the execution and delivery of this Amendment by all of the parties hereto. If CIIT has not completed an IPO of the CIIT Stock on or before December 31, 1996 or if the Continuing Shares are not exchanged for shares

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of CIIT Stock in connection therewith pursuant to the Agreement, as modified by this Amendment, the modifications to the Agreement contained herein (other than the provisions of Section 7 hereof) shall lapse and be void and of no further force or effect. Thereafter, the provisions of the Agreement shall be effective in accordance with their terms and without reference to this Amendment (other than the provisions of Section 7 hereof), as if this amendment to the Agreement had not been made. If CIIT completes an IPO of the CIIT Stock on or before December 31, 1996 and the Continuing Shares are converted into CIIT Stock in accordance with the provisions of the Agreement, as modified by this Amendment, the condition subsequent set forth in the foregoing sentences shall terminate effective on the closing of the IPO (the "IPO CLOSING").

  2. IPO Exchange. Notwithstanding the provisions of Section 1.7.5 of the Agreement, at the time of and concurrent with the IPO Closing, the Continuing Shares shall be exchanged for CIIT Stock having an aggregate value of $4,500,000 (such shares of CIIT Stock, the "EXCHANGE STOCK") in accordance with the formula set forth below. Each Continuing Share shall be exchanged for the number of shares of CIIT Stock equal to the result of: $4,500,000 divided by the initial per share offering price to the public of CIIT Stock in the IPO (the "IPO PRICE") and dividing such result by 24,957 (the number of Continuing Shares).

  For example, if the IPO Price is $10, then 450,000 shares of CIIT Stock will be exchanged for the Continuing Shares at a ratio of 18.031 shares of CIIT Stock for each Continuing Share.

No fractional shares of Exchange Stock shall be issued. Selling Shareholders who would otherwise be entitled to receive a fractional share of the Exchange Stock shall receive in lieu thereof an amount in cash determined by multiplying such fraction by the IPO Price.

  3. Participation of the Selling Shareholders in the IPO. Notwithstanding the provisions of Sections 1.7.5.1 and 1.7.5.2 of the Agreement, so long as CIIT is the only seller of CIIT Stock in the IPO, the Selling Shareholders shall have no right to sell any shares of the Exchange Stock in the IPO. The Selling Shareholders shall have the right to participate in any secondary offering of CIIT registered pursuant to the Act pari passu with all other holders of unregistered CIIT Stock, and CIIT undertakes to use its best efforts to cause a registration statement with respect to the Exchange Stock to be filed with the Securities and Exchange Commission and become effective as soon as is reasonably practicable following the first anniversary of the closing of the IPO.

  4. Termination of Redemption Provisions. Notwithstanding the provisions of Sections 1.7.3 and 1.7.4 of the Agreement, neither Buyer nor CIIT shall have any obligation to purchase and redeem the Continuing Shares (or the Exchange Stock) pursuant to Section 1.7.3 or Section 1.7.4 of the Agreement.

  5. Manner of Exchange. CIIT and Buyer acknowledge that the conversion of shares provided for in the Agreement and Plan of Merger among CIIT, CII and Kilovac shall supersede Section 1.7.5.4 of the Agreement.

  6. Restrictions on Sale of Exchange Stock. Each of the Selling Shareholders other than the Kilovac Corporation Employee Stock Bonus Plan (the "ESBP") agrees to enter into an agreement (the "LOCKUP AGREEMENT") in the form of EXHIBIT A hereto with William Blair & Company, L.L.C. and Furman Selz LLC, as representatives of the underwriters of the IPO, which Lockup Agreement shall restrict the sale of Exchange Stock by each Selling Shareholder other than the ESBP for a period of 365 days after the IPO Closing. Delivery of such Lockup Agreement shall be conditioned upon the delivery of a substantially identical Lockup Agreement by each and every beneficial owner of CIIT Stock or securities convertible into CIIT Stock (other than the Selling Shareholders and the ESBP), including optionees under currently outstanding options for the purchase of CIIT Stock, which will not be registered in the IPO. Each of the Selling Shareholders other than the ESBP specifically acknowledges and agrees that Douglas L. Campbell (referred to herein as "CAMPBELL" or "PAYING AGENT"), as attorney-in-fact for such Selling Stockholder pursuant to the Paying Agent Agreement (as defined in the Agreement), has the power and authority to execute and deliver the Lockup Agreement in the name of and on behalf of such Selling Shareholder.

  7. Indemnity. CIIT and Buyer, jointly and severally, agree to indemnify Campbell, to the fullest extent possible under law, for any and all claims, demands, losses, costs, charges, expenses, obligations, liabilities, actions, suits, damages, judgments and deficiencies, including interest and penalties, reasonable counsels' fees and costs and all reasonable amounts paid in furtherance of the transactions contemplated herein or in settlement of any claim, action or suit (collectively referred to as "CLAIMS") which may be sustained, suffered or incurred

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by Campbell, arising out of or by reason of this Amendment and the modifications to the Agreement contained herein or the preparation or distribution of documents, instruments and materials necessary for the consummation of this Amendment or the solicitation of the agreement of the Selling Shareholders to this Amendment or the transactions contemplated hereby. CIIT and Buyer, jointly and severally, agree to indemnify Campbell, to the fullest extent possible under law, for any and all expenses incurred by Campbell in implementing the modifications to the Agreement contemplated herein and representing the interests of the Selling Shareholders in connection therewith, such as legal fees and expenses incurred in connection with the matters contemplated pursuant to Section 1.7.5.4 of the Agreement, the costs of a fairness opinion and any other expenses incurred by Campbell which he deems reasonable and necessary to complete the modifications to the Agreement contained herein and the exchange of Continuing Shares into Exchange Stock. The provisions of this Section 7 shall survive the IPO Closing or the termination of this Amendment pursuant to Section 1.

  8. Share Sale Adjustment. The parties acknowledge for the benefit of the Share Escrow Holder pursuant to Section 1.7.2 of the Agreement that the IPO Closing and the consummation of the exchange contemplated herein shall constitute a Liquidity Event (as defined in the Agreement) and, on the occurrence of such events, the Share Escrow Holder is to deliver to or at the direction of the Paying Agent the Escrowed Continuing Shares. This acknowledgement shall constitute a joint certification to the Share Escrow Holder, as contemplated in Section 1.7.2.1 of the Agreement.

  9. Miscellaneous.

  9.1 Notices. Any notice or other communication required or permitted hereunder shall be given in the manner provided in the Agreement. The address of CIIT for notices shall be as follows:

  If to CIIT:   CII Technologies Inc. c/o
                Stonebridge Partners Westchester
                Financial Center 50 Main Street
                White Plains, New York 10606
                Attention: Michael S. Bruno, Jr.
                Telecopy No.: (914) 682-0834
                Telephone No.: (914) 682-2285

  with a copy to:
                Simpson Thacher & Bartlett 425
                Lexington Avenue New York, New York
                10017 Attention: Richard C.
                Weisberg, Esq. Telecopy No.: (212)
                455-2502 Telephone No.: (212) 455-
                3240

  9.2 Counterparts. This Amendment shall be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  9.3 Continuation of Agreement. Except as specifically modified hereby, all provisions of the Agreement shall remain unaltered and in full force and effect. From and after the date hereof, any reference in the Agreement (and in any agreement referred to or contemplated in the Agreement) to the Agreement and concerning a time from and after the date hereof shall be deemed to be a reference to the Agreement as amended hereby.

  9.4 Entire Agreement. This Amendment embodies the entire agreement and understanding between the parties hereto with respect to the modification of the Agreement and supersedes all prior negotiations, understandings and agreements between the parties with respect thereto.

  9.5 Defined Terms. All defined terms in this Amendment shall have the same meaning which they have in the Agreement, unless otherwise defined in this Amendment.

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  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to
Stock Subscription and Purchase Agreement to be duly executed as of the date first above written.


                                          CII Technologies Inc.

Attest ______________________________     By___________________________________
                                                     Ramzi A. Dabbagh,
                                                Its Chief Executive Officer

                                          Communications Instruments, Inc.


Attest ______________________________     By___________________________________
                                                     Ramzi A. Dabbagh,
                                                       Its President

                                          Kilovac Corporation

Attest ______________________________
                                          By___________________________________
                                                     Douglas Campbell,
                                                       Its President

SELLING SHAREHOLDERS


Witness                                   _____________________________________
                                                   Douglas L. Campbell,
                                            Trustee of the Kilovac Corporation
                                                 Employee Stock Bonus Plan


Witness                                   _____________________________________
                                                   Douglas L. Campbell,
                                                as Trustee of the Campbell
                                               Charitable Remainder Unitrust


Witness                                   _____________________________________
                                                        Milo Filip,
                                              as Trustee of the Erin Campbell
                                                           Trust


Witness                                   _____________________________________
                                                    Douglas L. Campbell


Witness                                   _____________________________________
                                                  Ronald D. Klingensmith,
                                                as Trustee of the Donald C.
                                               Campbell Charitable Unitrust

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Witness
                                          _____________________________________
                                                       Pat McPherson

Witness
                                          _____________________________________
                                                       Robert Helman

Witness
                                          _____________________________________
                                                      Dan McAllister

Witness
                                          _____________________________________
                                                       Rick Danchuk

Witness
                                          _____________________________________
                                                    Harry Jabagchourian

Witness
                                          _____________________________________
                                                       John Stewart

Witness
                                          _____________________________________
                                                        Rick Steen

Witness
                                          _____________________________________
                                                   Susan Claire Anderson Reid

Witness
                                          _____________________________________
                                                      Robin Hamilton

Witness
                                          _____________________________________
                                                        Gary Clancy

Witness
                                          _____________________________________
                                                         Hugh Vos

Witness
                                          _____________________________________
                                                     Norm Blankenship


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                                                                       EXHIBIT A



                               LOCK-UP AGREEMENT


                                 _______, 1996



William Blair & Company L.L.C.
Furman Selz LLC
 as Representatives of the
 Several Underwriters
c/o William Blair & Company, L.L.C.
222 West Adams Street
Chicago, Illinois 60606-5312

CII Technologies, Inc.
1396 Charlotte Highway
Fairview, North Carolina 28730-0520



Ladies and Gentlemen:

        Reference is made to that certain Underwriting Agreement by and among CII Technologies, Inc. (the "Company"), and William Blair & Company, L.L.C. and Furman Selz LLC as representatives (the "Representatives") of the several Underwriters (the "Underwriters") named in Schedule A thereto. The Underwriting Agreement provides for an initial public offering (the "Offering") of certain shares of the Company's Common Stock, $.01 par value per share (the "Common Stock") by the Underwriters, including the Representatives. The shares of Common Stock to be sold in the Offering are being registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1.

        Please be advised that the undersigned (or an account over which the undersigned has investment authority) is (or may become) the beneficial owner of shares of Common Stock. In consideration of the Underwriters' management of the Offering and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the undersigned agrees that without the prior written consent of the Representatives, it will not (nor will it agree to) assign, transfer, hypothecate, sell or otherwise dispose of any shares of Common Stock or securities convertible into Common Stock (including Common Stock issued pursuant to currently outstanding options), for a period of 365 days after the date of this letter.

        The undersigned understands that the Company may decline to register any transfer of shares of Common Stock inconsistent with this letter ageement and that stop transfer instructions will be given to the Company's transfer agent with respect to shares of Common Stock subject to this letter agreement.

        The undersigned also represents and warrants that it has full power and authority to enter into this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon its heirs, personal representatives, successors, and assigns.

                                        Very truly yours,


                                        ----------------------------
                                        Name:
                                             -----------------------
                                        Owner:                shares
                                              ----------------
                                              of Common Stock